© VIAVI Solutions Inc. 1/ viavisolutions.com Analyst Day 2022 VIAVI Solutions September 13, 2022

© VIAVI Solutions Inc. 2/ viavisolutions.com Agenda 9:00 – 9:05 am Welcome/Agenda Sagar Hebbar 9:05 – 9:55 am VIAVI Strategy Presentation Oleg Khaykin 9:55 – 10:15 am Q & A VIAVI Team 10:15 – 10:25 am Break 10:25 – 11:00 am VIAVI Financial Update Henk Derksen 11:00 – 11:30 am Q & A and Close VIAVI Team 11:30 – 12:00 pm Solutions Showcase and Networking 12:00 – 1:30 pm Lunch with VIAVI Executives 2022

© VIAVI Solutions Inc. 3/ viavisolutions.com This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. A forward-looking statement may contain words such as “anticipate,” “believe,” “can,” “can impact,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “projects,” “should,” “will,” “will continue to be,” “would,” or the negative thereof or other comparable terminology. These statements are based on management’s current opinions, expectations, beliefs, plans, objectives, assumptions, or projections regarding future events or results, including, but not limited to VIAVI’s business plans and strategy; technologies, products, and services; opportunities for growth; ESG and human capital initiatives; and future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results, levels of activity, performance, achievements, and events to differ materially from those stated, anticipated, or implied by such forward- looking statements. For more information on the risks and uncertainties associated with VIAVI please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and "Risk Factors" sections of VIAVI's filings with the Securities and Exchange Commission, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements contained in this presentation are made as of the date thereof and VIAVI assumes no obligation to update such statements. This presentation and the Q&A that follows include non-GAAP financial measures which complement the Company’s preliminary consolidated GAAP financial statements. These non-GAAP financial measures are not intended to supersede or replace the Company’s preliminary GAAP financials. We provide a detailed reconciliation of preliminary GAAP results to the non-GAAP results in the Appendix to this presentation. Note: Amounts presented in all slides are on a continuing operations basis unless otherwise noted. Safe Harbor 2022

© VIAVI Solutions Inc. 4/ viavisolutions.com Assumptions and Notes to Financials  Financials presented are non-GAAP, unless noted otherwise  A GAAP to non-GAAP reconciliation of historical financials is provided in the Appendix  Numbers might not equal to totals due to the rounding convention used  Data on revenue segmentation is based on certain assumptions regarding product groupings, technology drivers, expense classifications, and internal business groupings and as such is directional  Financial Guidance provided in this presentation is valid only as of today’s date as mentioned earlier in the Safe Harbor statement 2022

© VIAVI Solutions Inc. 5/ viavisolutions.com VIAVI Strategy Presentation Oleg Khaykin President and Chief Executive Officer 2022

Recap: VIAVI Strategy FY2019 – FY2022

Vision	#1 or a strong #2 in all market segments where we compete

Strategy

1. Defend and expand the base business
   - NSE: Continue with "Big NE, focused SE" strategy
   - OSP: Anti-counterfeiting pigments and high-value Optical Coatings
2. "Ride the Waves" – leverage secular trends to drive growth and expand TAM
   - "Fiber Everywhere" – wireless, cable and FTTx networks
   - 5G – RF Field Instrumentation, Service Assurance
   - 3D Sensing technology adoption in consumer, automotive, and industrial
3. Disciplined corporate development / M&A
   - "Go Deep" to increase and leverage operating scale in growth areas
   - Select diversification into adjacent markets segments to monetize NOLs
4. Drive operational effectiveness
   - Continuous productivity improvement in Operations, R&D, and SG&A

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VIAVI Solutions by the Numbers

1.6M+
INSTRUMENTS IN USE

10K+
ASSURANCE SYSTEMS DEPLOYED

2B+
3DS FILTERS SHIPPED



$1.3B
ANNUAL REVENUE (FY22)

100,000+
DATA CENTERS RELY ON VIAVI

3,600+
EMPLOYEES

200+
SERVICE PROVIDER NETWORKS

400+
CHANNEL PARTNERS

2,511
PATENTS ISSUED

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© VIAVI Solutions Inc. 8/ viavisolutions.com Aggressively Investing in Technology Leadership 1,391 OSP WW Patents 251 NSE WW Applications 882 OSP WW Applications VIAVI owns approximately 881 U.S. patents and 1,630 foreign patents, with 320 U.S. patent applications and 813 foreign patent applications pending. 1,120 NSE WW Patents In the 5G technology space, VIAVI has more than 100 issued patents and 40 applications in 15 different countries In 3D Sensing technology, VIAVI has more than 150 issued patents and 175 applications in more than 50 different countries 5G 3D Sensing Emerging Technologies 2022 NOTE: Data as of September 9, 2022

© VIAVI Solutions Inc. 9/ viavisolutions.com in PCIe Protocol Leadership Position in All Target Market Segments … … and Building Leadership in New High Growth Segments in Fiber#1 N SE in Metro and Transport#1 in Cable and Access #1 Test and Measurement Leadership Security Authentication/Sensing Leadership in 5G Field in Land-Mobile and Military Radio #1 #1 #1 in Nav / Comm and Transponder #2 in 5G Network Infrastructure #1 in 3D Sensing Optical Filters in Anti-Counterfeiting Pigment MaterialsO SP #1 #1 2022

© VIAVI Solutions Inc. 10/ viavisolutions.com 1) FY2015 & FY2016 have not been restated for ASC 606 2) Shared G&A expenses allocated to NSE Core and A&W based off a % of Revenue 3) Years shown correspond to fiscal years for VIAVI $874 $906 $805 $876 $1,130 $1,136 $1,199 $1,292 2015 2016 2017 2018 2019 2020 2021 2022 $0.19 $0.38 $0.37 $0.44 $0.68 $0.73 $0.83 $0.95 Revenue Non-GAAP Operating Profit 17.5% Strong Growth and Significant Operating Leverage 18.6% 21.1% 22.2% 13.9%12.5%12.8% 7.8% Non-GAAP EPS $ in Millions, except for EPS © VIAVI Solutions Inc.2022

Completely Transformed the NSE Business

Significantly Better Revenue Quality

~80% of Revenue in Growing Markets


FY16
FY19
FY22
Growth
Mature

Riding the Fiber and 5G "Supercycle" Wave


FY16
FY19
FY22
Fiber
Wireless
Copper
Other NSE

Improved and Diversified Customer Mix


FY16
FY19
FY22
Service Provider
Lab & Production
Other NSE

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Next Phase: VIAVI Strategy FY2023 – FY2025

Vision	#1 or strong #2 position in all market segments where we compete

Strategy

1. Defend and consolidate leadership in core business segments
   - NSE: L2F integration across NE platforms, Integration between NE and SE platforms
   - OSP: Continued innovation in Anti-counterfeiting pigments and high-value Optical Coatings
   - Continue to increase operating leverage: expand CM%, increase cash flow generation
2. "Ride the Supercycle Waves" – invest in secular trends to drive growth and expand TAM
   - Fiber Densification – FTTx, Cable, Wireless Networks, Data Centers
   - 5G – ORAN, RAN Optimization, Private 5G Networks, Intelligent xEdge
   - Optical 3D Sensing (Mobile Consumer, Automotive, Medical)
3. Extend VIAVI technologies and platforms into lucrative adjacent markets and applications
   - Monetization of collected test data through value added Analytics/Automation/AI&ML
   - Mission Critical & Resilient Network applications – Mil/Aero Communications, Network Security
4. Continuous productivity improvement in Operations, R&D, and SG&A

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Next Phase: VIAVI Strategy FY2023 – FY2025

Vision	#1 or strong #2 position in all market segments where we compete

Strategy

1. Defend and consolidate leadership in core business segments
   - NSE: L2F integration across NE platforms, Integration between NE and SE platforms
   - OSP: Continued innovation in Anti-counterfeiting pigments and high-value Optical Coatings
   - Continue to increase operating leverage: expand CM%, increase cash flow generation
2. "Ride the Supercycle Waves" – invest in secular trends to drive growth and expand TAM
   - Fiber Densification – FTTx, Cable, Wireless Networks, Data Centers
   - 5G – ORAN, RAN Optimization, Private 5G Networks, Intelligent xEdge
   - Optical 3D Sensing (Mobile Consumer, Automotive, Medical)
3. Extend VIAVI technologies and platforms into lucrative adjacent markets and applications
   - Monetization of collected test data through value added Analytics/Automation/AI&ML
   - Mission Critical & Resilient Network applications – Mil/Aero Communications, Network Security
4. Continuous productivity improvement in Operations, R&D, and SG&A

VIAVI / viavisolutions.com
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VIAVI Force Multiplier – Integrated L2F2A Test Solution



FUNCTIONAL / PERFORMANCE / CAPACITY TESTING / TROUBLESHOOTING & ASSURANCE
O-RAN
4-5G RRH
Fronthaul
Midhaul
Backhaul
4G/5G Core
Network Interfaces
4-5G C-RAN
SMO/RIC
Xn
Option 7.2x
O-RAN/eCPRI
01, 02, E2
F1 Interface (Ethernet)
S1
X2
N2
5G O-RU
5G O-DU
5G O-CU
EPC / NGC
Radio
Fiber
Access
Transport/Sync
Data Center & Interconnects
Core Network
LAB
COMPLETE SET OF O-RAN SUBSYSTEM TESTING EMULATORS
TM500 Family
TeraVM Family
End User Simulation
4G and 5G Device and Application emulation
VSA
VSG
O-DU Emulation
O-RU (OFH) Test
O-RU Emulation
O-DU (OFH) Test
E2 Emulation
RIC Test
O-DU Emulation
O-CU (F1) Test
O-CU Emulation
O-DU (F1) Test
RAN Emulation
Core Test
Core Emulation
RAN Test
App Emulation
FIELD
3Z RF Vision
Antenna Alignment
Antenna Motion Processor (AMP)
Antenna Motion Sensing
CellAdvisor 5G
RF Beam Analysis
TBERD/MTS-5800
Network Tester
X-haul, Latency
Timing & Sync testing
OneAdvisor-800
All-in-one cell site installation & maintenance test tool; fiber, coax, and RF
VIAVI NITRO/StrataSync enabled
ASSURANCE
NITRO Mobility
Optimization and Automated GEO location
NITRO Enterprise
NITRO Transport
Transport network xHAUL
Virtual service activation and PM
NITRO Fiber
NITRO Cable

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© VIAVI Solutions Inc. 15/ viavisolutions.com Traditional OSP End Markets Continue to be Attractive Anti-Counterfeiting Optics for guidance and solider safety systems; satellite imaging and communication systems Government & Aerospace Traditional OSP Markets Optical components for human-to-machine interface for consumer devices and other depth sensing applications Consumer & Industrial Optical components for automotive sensing including ADAS and in-cabin monitoring Automotive 2022

© VIAVI Solutions Inc. 16/ viavisolutions.com Advanced A/C Features and Macroeconomic Volatility Driving OSP Demand Anti-Counterfeiting Remains an Attractive Market for VIAVI 2022 Source: Smithers Pira Top 10 National Banknote Markets (2018 – 2023) (in Millions of Printed Banknotes) China India US Brazil Nigeria Pakistan Bangladesh Eurozone Russia Indonesia 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 Million of Printed Banknotes 2023P 2018 Cash as a Store of Value COVID pandemic demonstrated that consumers turn to cash in the face of uncertainty Growth of Overt Anti-Counterfeiting Features Overt features see highest growth in banknote segment due to counterfeiting threat and visual appeal Transition to VIAVI Next Generation Technology Strong progress transitioning from legacy technology to higher value next gen; even for low denominations Actual printed in 2021

Next Phase: VIAVI Strategy FY2023 – FY2025

Vision	#1 or strong #2 position in all market segments where we compete

Strategy

1. Defend and consolidate leadership in core business segments
   - NSE: L2F integration across NE platforms, Integration between NE and SE platforms
   - OSP: Continued innovation in Anti-counterfeiting pigments and high-value Optical Coatings
   - Continue to increase operating leverage: expand CM%, increase cash flow generation
2. "Ride the Supercycle Waves" – invest in secular trends to drive growth and expand TAM
   - Fiber Densification – FTTx, Cable, Wireless Networks, Data Centers
   - 5G – ORAN, RAN Optimization, Private 5G Networks, Intelligent xEdge
   - Optical 3D Sensing (Mobile Consumer, Automotive, Medical)
3. Extend VIAVI technologies and platforms into lucrative adjacent markets and applications
   - Monetization of collected test data through value added Analytics/Automation/AI&ML
   - Mission Critical & Resilient Network applications – Mil/Aero Communications, Network Security
4. Continuous productivity improvement in Operations, R&D, and SG&A

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© VIAVI Solutions Inc. 18/ viavisolutions.com Multiple Major Trends Driving Fiber Growth “Supercycle” 2022 Global Hyperscale Data Center market size to grow from $26.8B to $42.3B by 2025 FTTH/B/P estimated to grow from US$14.1B in 2020 to US$29.7B by 2026 (13.1% CAGR) Mobile Data Traffic estimated to grow 55%/yr in 2020-2030 to reach 5,016 EB in 2030 Global Industrial IoT market to be $1T by 2030, as manufacturers look to streamline and digitize operations $100+B Government & Private Investment to build fiber networks High Speed Internet demand further amplifying demand for fiber with Metro and Core going from 100G to 400G Sources : VIAVI Analysis and Industry Research

© VIAVI Solutions Inc. 19/ viavisolutions.com New Fiber Connections and the Need for Greater Bandwidth Driving VIAVI Growth 2022 Homes passed 39M to 71M by 2025 Disaggregation and cloudification driving growth in Hyperscale $26.8B to $42.3B by 2025 New connections and higher performance technologies (e.g., Hyperscale, 5G, WiFi6) driving network bandwidth upgrades

VIAVI Wins by Providing the Most Comprehensive, High-Performance Fiber Test and Monitoring Solutions

PHASE	LAB	PRODUCTION	DEPLOYMENT	OPERATIONS	OPTIMIZATION
TEST REQUIREMENTS	Network element and system test; Photonics test; Interfaces and transponders test; Line cards and hardware subsystems test; Fiber inspection	Network element and production test; Network interoperability and QoS sustainability test; Fiber inspection	Fiber characterization; Loss measurements; Physical layer test and troubleshooting; Class of Service/QoS/ SLA testing; Fiber inspection	Root cause troubleshooting; Service layer test and troubleshooting; Remote test and fault detection/location; Fiber inspection	Proactive monitoring and fault isolation; Automated monitoring; Remote test and fault detection/location; Temperature and strain sensing
VIAVI PRODUCTS	**MAP Platform** Optical Manufacturing Test **OCETS** Environmental Test System **ONT-800** Optical Network Testers **mOLM-C1** MAP Platform Module **FVAm Series** Benchtop Microscopes **Optical Switches** **LIGHTDIRECT** Optical Test Modules	**ONT-800** Optical Network Testers **T-BERD/MTS-5800** Fiber Inspection & Certification **FVAm Series** Benchtop Microscopes **FiberChek** Handheld Inspection Tool **Optical Switches** **mSWS** DWDM & ROADM	**T-BERD/MTS-2000** Fiber Inspection & Certification **T-BERD/MTS-4000 v2** Fiber Inspection & Certification **T-BERD/MTS-5800** Fiber Inspection & Certification **FiberChek and SmartClass Fiber** **OCETS** Environmental Test System	**FTH-9000** Centralized build certification **FiberComplete PRO** Bidirectional fiber certification **OneAdvisor 800** 5G, FTTx, 400G Field Testing **FiberChek/SmartClass Fiber** Light sources, power meters **NSC-200** Installation, activation	**ONMSi** Optical Network Monitoring System **SmartOTU** Remote Fiber Test **OTU-5000** Optical Test Unit **OTU-8000** Optical Test Unit **DTSS B-OTDR** Distributed Fiber Optic Sensing **Fusion** Virtual Test & Activation Performance Monitoring

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© VIAVI Solutions Inc. 21/ viavisolutions.com 5G “Supercycle“ Driven by Transformation of Wireless Networks and New Use Cases 2022 5G Mobile Networks expected to reach 80% of global population by 2030 5G Wireless Transport market growing with 50% backhaul being transmitted by microwave by 2025 64% of businesses would consider directly acquiring 5G Spectrum for deploying Private 5G Networks Global 5G Fixed Wireless Access Market expected to reach $88.5B by 2027 As early adopters of Private 5G Networks, airports seeing performance gains of 20-40% Sources : VIAVI Analysis and Industry Research

© VIAVI Solutions Inc. 22/ viavisolutions.com 2022

© VIAVI Solutions Inc. 23/ viavisolutions.com OSP Growth Segments – 3D Sensing and Machine Vision Anti-Counterfeiting Optics for guidance and solider safety systems; satellite imaging and communication systems Government & Aerospace Growth Markets for OSP Optical components for human-to-machine interface for consumer devices and other depth sensing applications Consumer & Industrial Optical components for automotive sensing including ADAS and in-cabin monitoring Automotive 2022

© VIAVI Solutions Inc. 24/ viavisolutions.com Established and Growing Market Today 3D Sensing for Consumer and Industrial Applications Key Optical Components For 3D Sensing and Other Optical Sensing Systems: • Light Source (Laser/LED) and Sensor • Light Shaping Optics (LSO) – VIAVI component • Filter – VIAVI component Each component must be matched to each other in an optimized design for a high Signal-to-Noise ratio Patented Low Angle Shift (LAS) technology is a VIAVI competitive differentiator: • Design of narrower bandwidth filter • Improved signal to noise ratio • Increased system light acceptance angle 2022

© VIAVI Solutions Inc. 25/ viavisolutions.com 3D Sensing: Automotive Application Nascent Market Today With Major Growth Potential Longer Term High-performance Filters and Light Shaping Optics for Automotive Applications • 3D external environment monitoring for Advanced Driving Assisted Systems (ADAS) such as LiDAR for autonomous driving • Engagement across ecosystem, including Tier 1 suppliers and major LiDAR developers • Recently earned IATF 16949 automotive quality certification 2022

Next Phase: VIAVI Strategy FY2023 – FY2025

Vision	#1 or strong #2 position in all market segments where we compete

Strategy

1. Defend and consolidate leadership in core business segments
   - NSE: L2F integration across NE platforms, Integration between NE and SE platforms
   - OSP: Continued innovation in Anti-counterfeiting pigments and high-value Optical Coatings
   - Continue to increase operating leverage: expand CM%, increase cash flow generation

2. "Ride the Supercycle Waves" – invest in secular trends to drive growth and expand TAM
   - Fiber Densification – FTTx, Cable, Wireless Networks, Data Centers
   - 5G – ORAN, RAN Optimization, Private 5G Networks, Intelligent xEdge
   - Optical 3D Sensing (Mobile Consumer, Automotive, Medical)

3. Extend VIAVI technologies and platforms into lucrative adjacent markets and applications
   - Monetization of collected test data through value added Analytics/Automation/AI&ML
   - Mission Critical & Resilient Network applications – Mil/Aero Communications, Network Security

4. Continuous productivity improvement in Operations, R&D, and SG&A

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5G Networks Expected to Enable New Services and Applications

Smart Automation
- AIOps
- AI Predictive Maintenance
- AI / ML Root Cause Analysis
- Zero Touch Operations

Enterprise Networks
- Private 5G
- Edge / IoT
- CyberSecurity

MetaVerse & Digital Twin



Core
Central-Local Office / Headend / Hub
RRU
(Radio Unit)
BBU
(Baseband Unit)
Central Site
Mobile Swit-ching Center
Core
RRU
(Radio Unit)
BBU
(Baseband Unit)
Central Site
Mobile Swit-ching Center

V2X and SmartTransportation
- LiDARs
- SmartRailways
- SmartAirports / SmartPorts
- SmartAviation

Industrie 4.0
- SmartFactories
- SmartRetail
- Connected HealthCare
- SmartAgriculture
- Spectroscopy

5G /5GA /6G
- O-RAN
- Network Slicing
- uRLLC, eMBB, mMTC
- FWA

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VIAVI Well Positioned to Enable and Benefit From These New Services and Applications


2–5 YEARS
NEAR FUTURE
TODAY
VIAVI NITRO
NITRO DATA & AUTOMATION PLATFORM
AUTONOMOUS OPERATIONS
SERVICE OPTIMIZATION
NETWORK INCIDENT MANAGEMENT
NEW PRODUCT / SERVICE INTRO
DIGITAL TWIN
NETWORK TELEMETRY AND COLLECTION
NITRO PRIVATE 5G / SLICE
NITRO SERVICE PROVIDER
Scales In/Out & Up/Down
NITRO ENTERPRISE
NITRO LAB
NITRO FIELD
NITRO ASSURANCE
NG/CLOUD EVOLUTION
OSS
BSS
NEM
CMDB

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© VIAVI Solutions Inc. 29/ viavisolutions.com 2022 Mission Critical Communications and Avionics Investment in Public Safety LTE/5G-ready infrastructure will grow from $2B in 2020 to $3B in 2023, or 10% CAGR 1,010 airlines worldwide have been affected by 5G Interference mitigation orders issued by aviation authorities Broadband Satellite Providers plan over 15,000 LEO satellites, or 3x the total number of satellites orbiting the Earth in 2019 610,000 avionics technicians will be needed in the next 15 years Sources : VIAVI Analysis and Industry Research Global 5G in defense market is projected to grow from USD $665M in 2022 to USD $2,487M by 2027, at a CAGR of 30.2%

© VIAVI Solutions Inc. 30/ viavisolutions.com Global SDR market was $23.7B in 2021 and will grow at 8.2% CAGR by 2030 Mil/Aero: Slow-Moving Industry Expected to Speed Up 2022 Number of satellites expected to grow 7x from 2019 level; 5,000 to 35,000 600,000+ avionics technicians will be needed worldwide in the next 15 years 134,000 35,000 191,000 250,000 Projected Distribution of Avionics Technicians by Region NA LATAM EMEA APJ/GC 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2019 2021 Future Satellites Orbiting the Earth Other Guo Wang Starlink Kuiper OneWeb

Leveraging VIAVI COTS Technologies to Serve Mil/Aero Customer Needs

SEGMENT


RADIO


AVIONICS


GOVERNMENT & DEFENSE


SYNTHETIC


OPTICAL SECURITY & PERFORMANCE

VIAVI PRODUCTS

Radio


CX100 Handheld


8800SX Portable


CX300 ComXpert

Avionics


AVX-10K


IFF-45TS


RGS-2000NG ATC-5000NG


IFF-7300S

Government & Defense


HHRTS


CX700

Synthetic


Ranger / Raptor


T/Rx


NordiaSoft

Optical Security & Performance


Meter-Scale Optics


Multi-Spectral Arrays


Laser Optics


Light Shaping Optics

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Next Phase: VIAVI Strategy FY2023 – FY2025

Vision	#1 or strong #2 position in all market segments where we compete

Strategy

1. Defend and consolidate leadership in core business segments
   - NSE: L2F integration across NE platforms, Integration between NE and SE platforms
   - OSP: Continued innovation in Anti-counterfeiting pigments and high-value Optical Coatings
   - Continue to increase operating leverage: expand CM%, increase cash flow generation
2. "Ride the Supercycle Waves" – invest in secular trends to drive growth and expand TAM
   - Fiber Densification – FTTx, Cable, Wireless Networks, Data Centers
   - 5G – ORAN, RAN Optimization, Private 5G Networks, Intelligent xEdge
   - Optical 3D Sensing (Mobile Consumer, Automotive, Medical)
3. Extend VIAVI technologies and platforms into lucrative adjacent markets and applications
   - Monetization of collected test data through value added Analytics/Automation/AI&ML
   - Mission Critical & Resilient Network applications – Mil/Aero Communications, Network Security
4. Continuous productivity improvement in Operations, R&D, and SG&A

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© VIAVI Solutions Inc. 33/ viavisolutions.com Relentless Productivity Improvement is an Integral Part of VIAVI Culture 2022 FY16 FY22FY19 R&D FY22FY16 FY19 Sales FY16 FY22FY19 G&A R&D % of Rev Sales Efficiency G&A % of Rev Productivity Gains Used to Fund Growth, Expand OM%, and Reward Stakeholders 1) Sales efficiency corresponds to cost per order dollar

© VIAVI Solutions Inc. 34/ viavisolutions.com Our Culture and Values Drive Our Business… Exhibit Business Acumen Use domain knowledge to make good business decisions and understand the impact they have on the overall business. Manage Complexity & Ambiguity Make sense of complex, often ambiguous business situations to define effective business strategy. Take Informed Risks Identify high potential opportunities and take informed risks (i.e., decisions with well-defined upsides and manageable downsides) to capture opportunities. Cultivate Innovation Create new and better ways for the organization to be successful through aggressive engineering and business environment. Drive Vision & Purpose Define a compelling vision and strategy that motivates others to action. Foster a Winning Culture Create and institutionalize a “great place to work” and “performance” work environment. 2022

© VIAVI Solutions Inc. 35/ viavisolutions.com © … In Sustainable and Socially Responsible Ways Environment, Social, and Governance (ESG) FY22 Highlights • ESG Priority Assessment to identify areas having greatest strategy impact + ability to generate long-term value • Board Composition - 8 of 9 are independent (89%), and 4 are women or diverse (44%) • Compliance program with 100% employee participation in Code of Business Conduct training FY22 Highlights • Signatory to the US IP Alliance Diversity pledge • 28% of US suppliers certified as diverse • Total Recordable Injury Rate (TRIR) of only 0.23 per 100 full-time workers, significantly less than OSHA cases across similar industries Now available… The new VIAVI 2022 ESG Report FY22 Highlights • Scope 1, 2 & 3 carbon dioxide emissions lower than in 2015 • Use reclaimed water for evaporative cooling in our new production facility in Chandler, AZ • Transitioning the VIAVI Suzhou, China site to renewable electricity in the next two years 2022 See more highlights in the report: viavisolutions.com/esg

Summary

Vision	#1 or strong #2 position in all market segments where we compete

Strategy

1. Defend and consolidate leadership in core business segments
   - NSE: L2F integration across NE platforms, Integration between NE and SE platforms
   - OSP: Continued innovation in Anti-counterfeiting pigments and high-value Optical Coatings
   - Continue to increase operating leverage: expand CM%, increase cash flow generation

2. "Ride the Supercycle Waves" – invest in secular trends to drive growth and expand TAM
   - Fiber Densification – FTTx, Cable, Wireless Networks, Data Centers
   - 5G – ORAN, RAN Optimization, Private 5G Networks, Intelligent xEdge
   - Optical 3D Sensing (Mobile Consumer, Automotive, Medical)

3. Extend VIAVI technologies and platforms into lucrative adjacent markets and applications
   - Monetization of collected test data through value added Analytics/Automation/AI&ML
   - Mission Critical & Resilient Network applications – Mil/Aero Communications, Network Security

4. Continuous productivity improvement in Operations, R&D, and SG&A

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© VIAVI Solutions Inc. 37/ viavisolutions.com Q & A 2022

© VIAVI Solutions Inc. 38/ viavisolutions.com 10-minute Break 2022

© VIAVI Solutions Inc. 39/ viavisolutions.com VIAVI Financial Update Henk Derksen Executive Vice President and Chief Financial Officer 2022

© VIAVI Solutions Inc. 40/ viavisolutions.com Successfully Executed on Our 3-Year Strategy  Exceeded our commitment in almost every area  OSP exceeded revenue growth expectations while also delivering significantly higher operating margins  NSE achieved the top side of our revenue growth while it exceeded operating margin performance Key AccomplishmentsCommitment in 2019 Actual Performance Reported Segments Revenue 3 Year CAGR Operating Margin % NSE 2% - 5% 13.5% - 14.5% OSP 2% - 5% 35.0% - 37.0% VIAVI FY22 Outlook CAGR (FY19-FY22) Revenue $1,200M - $1,300M 2% - 5% Operating Profit $230M - $270M 5% - 11% Operating Margin % 19% - 21% EPS $0.80 - $0.90 6% - 10% FY22 CAGR (FY19-FY22) $1,292M 5% $287M 13% 22% $0.95 12% Revenue 3 Year CAGR Operating Margin % 4.1% 15.6% 5.9% 40.5% 2022 1) Revenue is a GAAP Metric. Operating Profit, Operating Profit Margins and EPS are Non-GAAP numbers.

© VIAVI Solutions Inc. 41/ viavisolutions.com $238 $251 $289 $322 2019 2020 2021 2022 $1,130 $1,136 $1,199 $1,292 2019 2020 2021 2022 NSE OSP Revenue Non-GAAP Operating Profit Non-GAAP EBITDA $198 $211 $253 $287 2019 2020 2021 2022 Operating Cash Flow 3 Year CAGR: 4.6% $ in millions 3 Year CAGR: 10.7% $ in millions 3 Year CAGR: 13.3% $ in millions $139 $136 $243 $178 2019 2020 2021 2022 3 Year CAGR: 8.6% $ in millions 17.5% 18.6% 21.1% 22.2% 21.0% 22.1% 24.1% 24.9% 1) Operating Profit and EBITDA are Non-GAAP numbers. Please refer to the reconciliation of our GAAP to non-GAAP. Growth and Operational Execution Driving Operating Leverage 2022

© VIAVI Solutions Inc. 42/ viavisolutions.com Significant Margin Expansion in Both Business Segments Non-GAAP Operating Profit Non-GAAP Operating Margin Non-GAAP EPS Cash Flow from Operations FY19 FY22 OSP NSE $0.68 $139M VIAVI $198M VIAVI 17.5% +40%+45% +28%+4.7 pts OSP NSE $0.95 $178M VIAVI $287M VIAVI 22.2% OSP NSE $98M $100M $139M $148M OSP NSE 34% 12% 41% 16% 2022

© VIAVI Solutions Inc. 43/ viavisolutions.com Relentless Execution of Cost and Operational Initiatives FY22 FY21 FY20 FY19 • Successfully managed supply chain constraints • Implemented pricing discipline to counter inflationary pressures • Strong opex management during pandemic • Centralized management of intellectual property enabling strong focus in development and defense of IP • Realized Cobham business units acquisition synergies • Consolidated and drove convergence of technology platforms across NSE product lines • Upgraded IT systems and tools driving simplification, standardization, and process automation • Further optimization of G&A footprint 2022

© VIAVI Solutions Inc. 44/ viavisolutions.com Continuous Improvement is an Integral Part of VIAVI Culture R&D SG&A FY22FY19 16.2% FY20 FY21 15.6%15.8% 16.1% R&D as a % of Revenue 25.4% FY22FY19 FY20 FY21 27.8% 24.8% 27.3% SG&A as a % of Revenue Continued to invest in R&D … …while optimizing SG&A costs to improve productivity and increase operating leverage 2022

© VIAVI Solutions Inc. 45/ viavisolutions.com Conservative Financial Policy Lowered Tax Rate and Improved NOL Utilization Improved Capital Structure FY19 FY22 Cash Flow from Operations $139M $178M Liquidity $532M $780M Improved Capital Structure, Liquidity, and NOLs/Tax Strategy * Liquidity includes Revolving Credit Facility of $206M 1) NOL is US Federal Net Operating Loss. Utilization aligns to internal definition. 2022 Debt Maturity (5 Years) 100% 42% Gross Leverage 2.9x 2.2x NOL Utilization (3 Year Total) $0.16B $2.80B Effective Tax Rate (Non-GAAP) 18% 16%

© VIAVI Solutions Inc. 46/ viavisolutions.com Strong Balance Sheet with Limited Short-term Maturities Provides Financial Flexibility Opportunistically Reduce Convertible Debt Fixed cost of debt at attractive rates = 3.75% Access to broader set of sources of capital $ 68M $ 400M $400M $150M $0M $200M $50M $100M $250M $300M $350M FY29 FY30FY23 FY24 FY25 FY26 FY27 FY28 $ 224M No Near-term Maturities 2022

© VIAVI Solutions Inc. 47/ viavisolutions.com Net Operating Losses Remain a Key Asset Key Highlights  In FY21, VIAVI completed centralization of IP to better focus on development and defense of IP - This will help reduce IP management costs - Resulted in NOL transformation to preserve $2.4B  $1.9B of NOLs remain with $795M expiring in next three years  Key synergy in accretive/profitable M&A’s Successfully Preserved NOLs for Future Use Expired Utilized Future Use 1) US Federal NOLs. 2) Utilization aligns to internal definition. 2022 $2,796M $391M $795M FY19 NOL Balance FY20-22 Utilized FY20-22 Expired FY22 NOL Balance FY23-25 Future Use Beyond FY25 $5,127M $1,940M $1,145M

© VIAVI Solutions Inc. 48/ viavisolutions.com How We Did It!! Operational Efficiency C nfirming FY23 Q1 Guidance Title VIAVI Q1 FY23 Outlook (Non-GAAP) Revenue $317M - $331M Operating Margin 20.7% - 22.1% EPS $0.22 - $0.24 FY23 Outlook (Non-GAAP) $1,265M - $1,335M 21.5% - 22.5% $0.90 - $1.00 1) Revenue is a GAAP financial metric. Other Assumptions : Share count : 230M – 232M shares, Effective Tax rate : 16% –17%, OI&E : $23M to $25M per year 2022

© VIAVI Solutions Inc. 49/ viavisolutions.com How We Did It!!FY23-25 Plan Financial Objectives Revenue ~5% CAGR Profitability ~10% CAGR Cash Flow from Operations ~15% CAGR 2022 1) Revenue and cash flow from operations are GAAP metrics. Profitability is a non-GAAP metric.

© VIAVI Solutions Inc. 50/ viavisolutions.com How We Did It!! Operational Efficiency VIAVI FY25 Outlook (Non-GAAP) CAGR (FY22 – FY25) Revenue $1,450M - $1,550M 4% - 6% Operating Profit $350M - $390M 7% - 11% Operation Margin % 23.5% - 25.5% EPS $1.20 - $1.30 8% - 12% Operating Cashflow $260M - $280M 14% - 16% Reported Segments FY25 Outlook (Operating Margin%) Revenue CAGR (FY22 – FY25) NSE 20% - 22% 5% - 7% OSP 36% - 38% 1% - 4% FY25 Target Financials Other Assumptions : Share count : 230M – 234M shares, Effective Tax rate : 16% –17%, OI&E : $23M to $25M per year 1) Revenue and Operating Cash Flow are GAAP financial metrics. 2022

© VIAVI Solutions Inc. 51/ viavisolutions.com How We Did It!!FY23-25 Plan Financial Objectives Revenue ~5% CAGR Profitability ~10% CAGR Cash Flow from Operations ~15% CAGR 2022 1) Revenue and cash flow from operations are GAAP metrics. Profitability is a non-GAAP metric.

© VIAVI Solutions Inc. 52/ viavisolutions.com Growth Initiatives to Increase Share and Drive Market Growth Defend the Base New Opportunities Attractive End Markets 2022

© VIAVI Solutions Inc. 53/ viavisolutions.com Key Secular Revenue Growth Drivers Defend the BaseFY22 Revenue 3DS SE Wireless Fiber FY25 Revenue $1,292M $1,500M CAGR = 5% Growth Decline NOTES : Businesses grouped per internal mgmt. hierarchies 2022

© VIAVI Solutions Inc. 54/ viavisolutions.com Profitability ~10% CAGR How We Did It!!FY23-25 Plan Financial Objectives Revenue ~5% CAGR Cash Flow from Operations ~15% CAGR 2022 1) Revenue and cash flow from operations are GAAP metrics. Profitability is a non-GAAP metric.

© VIAVI Solutions Inc. 55/ viavisolutions.com Operational Effectiveness to Drive ~10% Operating Profit CAGR SE $287M FY22 Operating Profit ProductivityT&E FY22 Operating Profit (Adj) FY25 Operating Profit FiberWireless3DS $272M Defend the Base Investments $368MIncrease Reduction 1) Financials presented are for non-GAAP Operating Profit. 2) OP walk includes assumptions to help bridge the changes; walk is directional. 3) Certain assumptions made for computing sales commissions, investments, travel, etc. 22.2% 24.5% Attractive incremental operating profit margin of 45% drives margin expansion 21.0% Productivity gains to fund R&D and GTM initiatives 2022

© VIAVI Solutions Inc. 56/ viavisolutions.com FY23 – FY25 Operational Efficiency & Effectiveness Initiatives • Improve asset efficiency and working capital • Continue to invest in technology and cybersecurity • Focus on further leveraging sales and marketing teams • Streamline G&A processes to drive productivity • Optimize tax footprint Long Term Mid Term Short Term $ 2022

© VIAVI Solutions Inc. 57/ viavisolutions.com Cash Flow from Operations ~15% CAGR How We Did It!!FY23-25 Plan Financial Objectives Revenue ~5% CAGR Profitability ~10% CAGR 2022 1) Revenue and cash flow from operations are GAAP metrics. Profitability is a non-GAAP metric.

© VIAVI Solutions Inc. 58/ viavisolutions.com Targeting Operating Cash Flow CAGR of 15% Over Next 3 Years Continued strong operating performance in combination with improved working capital management 94 106 21045 73 60 FY19 FY22 FY25 FCF Capex $139M $178M $270M CAGR (FY22-FY25) 15% Cash Flow from Operations CAGR (FY19-FY22) 9% Executing the plan would result into Free Cash Flow generation of ~$0.5B over next 3 years 1) Numbers might not add to total due to rounding. 2) Cash Flow from Operations is a GAAP metric. Free Cash Flow is a Non-GAAP metric. 2022

© VIAVI Solutions Inc. 59/ viavisolutions.com Disciplined M&A • Continue to focus on targets that align with our long-term strategic priorities • Focus on bolt-ons and tuck-ins to strengthen current technology portfolio • ROIC above cost of capital Reinvest in Core Business • Targeted investments in R&D to incubate new initiatives to drive organic growth • Continue to invest in go-to- market and indirect channels to increase sales capacity • Capital expenditures of $40M- $60M per year • Opportunistically repurchase shares • Initiate new share repurchase program of up to $300M • Retire and refinance convertible notes due 2023 and 2024 - $292M principal value Return of Capital Balanced capital allocation enables upside potential FY23-25 Capital Allocation Strategy 2022

© VIAVI Solutions Inc. 60/ viavisolutions.com M&A Framework Disciplined Corporate Development / M&A Framework Drive Scale and Operating Leverage • Accelerate long-term strategic objectives. • Bolt-on acquisitions to consolidate or diversify revenue into attractive adjacent markets. • Tuck-in acquisitions to enhance or complement existing technical capabilities. Strategic Objectives • ROIC above cost of capital. • Accretive to growth and providing cost synergies. • Leverage the VIAVI capital structure and NOLs. Financial Objectives “Go Deep” “Go Wide”Diversification Increasing Operating Leverage 2022

© VIAVI Solutions Inc. 61/ viavisolutions.com Summary – VIAVI Investment Thesis 2022 Aligned with Secular Tailwinds  Targeting 5% revenue CAGR  Defend the Base and Ride the Supercycle Waves  Develop lucrative adjacent markets and applications Profit Margin Upside  Targeting 10% operating profit CAGR  FY25 Goal of 24%+ Operating Margin  Continuous productivity improvement in R&D, Operations, and SG&A Attractive Capital Deployment  Targeting 15% operating cash flow CAGR  Opportunistic share buybacks and convert retirement  Disciplined M&A strategy Notes : Revenue is a GAAP measure. Operating Profit and Operating Margin % are non-GAAP measures.

© VIAVI Solutions Inc. 62/ viavisolutions.com Q & A 2022

© VIAVI Solutions Inc. 63/ viavisolutions.com Thank You! Resources Materials on the VIAVI Investor Relations website: investor.viavisolutions.com Questions can be directed to: investor.relations@viavisolutions.com 2022

© VIAVI Solutions Inc. 64/ viavisolutions.comviavisolutions.com

© VIAVI Solutions Inc. 65/ viavisolutions.com Appendix 2022

© VIAVI Solutions Inc. 66/ viavisolutions.com Non-GAAP Reconciliations ($ millions) Non-GAAP Gross Profit FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 Non-GAAP gross profit 557.4 572.2 499.3 532.1 690.1 704.2 752.2 808.7 Stock-based compensation (4.2) (4.8) (3.6) (3.3) (3.8) (4.3) (4.8) (5.2) Amortization of intangibles (31.9) (17.3) (14.3) (26.7) (34.4) (32.7) (33.2) (30.0) Other (charges) benefits unrelated to core operations (1.2) (0.4) (2.4) (13.7) (0.5) (1.9) 0.2 - GAAP gross profit as reported 520.1 549.7 479.0 488.4 651.4 665.3 714.4 773.5 Non-GAAP Operating Income FY2015 FY2016 FY2017 FY2018 FY2019 FY2020 FY2021 FY2022 NSE segment operating income (loss) (0.1) 12.7 0.5 43.6 99.6 108.8 92.2 147.8 OSP segment operating income 68.1 102.9 100.5 78.2 98.0 102.1 161.3 139.0 Total segment operating income 68.0 115.6 101.0 121.8 197.6 210.9 253.5 286.8 Stock-based compensation (47.5) (42.4) (33.2) (30.5) (38.2) (44.6) (48.3) (52.3) Amortization of intangibles (51.4) (31.9) (28.3) (47.7) (72.5) (67.8) (66.5) (39.7) Impairment of goodwill - (91.4) - - - - - - Change in fair value of contingent liability - - - - - 31.5 5.3 (0.3) Other charges unrelated to core operations (18.1) (23.7) (10.9) (33.4) (4.1) (8.4) (3.4) (9.6) Restructuring and related (charges) benefits (26.8) (10.5) (21.6) (8.3) (15.4) (3.5) 1.6 0.1 GAAP operating income (loss) as reported (75.8) (84.3) 7.0 1.9 67.4 118.1 142.2 185.0

Non-GAAP Reconciliations ($ millions, except per share numbers)

Non-GAAP Income from Continuing Operations	FY2015		FY2016		FY2017		FY2018		FY2019		FY2020		FY2021		FY2022	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
Non-GAAP income from continuing operations	44.0	0.19	90.0	0.38	87.5	0.37	101.4	0.44	156.2	0.68	170.9	0.73	195.2	0.83	225.3	0.95
Stock-based compensation	(47.5)	(0.20)	(42.4)	(0.18)	(33.2)	(0.14)	(30.5)	(0.13)	(38.2)	(0.17)	(44.6)	(0.19)	(48.3)	(0.21)	(52.3)	(0.22)
Amortization of intangibles	(51.4)	(0.22)	(31.9)	(0.13)	(28.3)	(0.12)	(47.7)	(0.21)	(72.5)	(0.31)	(67.8)	(0.29)	(66.5)	(0.28)	(39.7)	(0.17)
Restructuring and related charges	(26.8)	(0.11)	(10.5)	(0.04)	(21.6)	(0.09)	(8.3)	(0.04)	(15.4)	(0.07)	(3.5)	(0.01)	1.6	0.01	0.1	-
Change in fair value of contingent liability	-	-	-	-	-	-	-	-	-	-	31.5	0.13	5.3	0.02	(0.3)	-
Gain (loss) on sale of investments	-	-	71.6	0.30	203.1	0.87	(0.1)	-	(0.5)	-	0.1	-	-	-	-	-
Other charges unrelated to core operations	(18.1)	(0.08)	(115.1)	(0.49)	(10.9)	(0.05)	(33.4)	(0.15)	(4.1)	(0.02)	(8.4)	(0.04)	(3.4)	(0.01)	(9.6)	(0.04)
Non-cash interest expense and other expense	(23.0)	(0.10)	(26.6)	(0.11)	(33.3)	(0.14)	(38.1)	(0.17)	(21.0)	(0.09)	(0.1)	(0.00)	(0.2)	-	(102.2)	(0.43)
Benefit (expense) from income taxes	(8.6)	(0.04)	14.5	0.06	(4.7)	(0.02)	8.1	0.04	3.3	0.01	(29.1)	(0.12)	(16.2)	(0.07)	(5.8)	(0.02)
Total related to net income from continuing operations and EPS	(175.4)	(0.75)	(140.4)	(0.59)	71.1	0.31	(150.0)	(0.66)	(148.4)	(0.65)	(121.9)	(0.52)	(127.7)	(0.54)	(209.8)	(0.88)
GAAP measures from continuing operations as reported	(131.4)	(0.55)	(50.4)	(0.21)	158.6	0.68	(48.6)	(0.21)	7.8	0.03	49.0	0.21	67.5	0.29	15.5	0.07
Shares used in per share calculation for Non-GAAP EPS		236.8		237.3		234.5		230.2		231.2		234.8		236.3		238.2

Note:
1. Certain totals may not sum due to rounding
2. FY2015-2019 does not reflect the adoption of ASU 2020-06
3. Company does not reconcile forward-looking non-GAAP net income per share to GAAP net income per share, operating profit, operating margin % and free cash flow because it is unable to provide a meaningful or accurate estimate of certain reconciling items with sufficient precision without unreasonable effort due to the inherent difficulty of forecasting the timing and/or amounts of certain items, including certain charges related to restructuring, acquisition, integration and related charges. For the same reasons, the Company is unable to address the probable significance of the unavailable information. In addition, the Company believes such reconciliations would imply a degree of precision that may be confusing or misleading to investors.

VIAVI / viavisolutions.com
© 2022 VIAVI Solutions Inc.
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